UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2022

PRAXIS PRECISION MEDICINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39620	47-5195942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Praxis Precision Medicines, Inc.
99 High Street, 30th Floor
Boston, Massachusetts 02110
(Address of principal executive offices, including zip code)
(617) 300-8460
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRAX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 21, 2022, Bernard Ravina, Chief Medical Officer of Praxis Precision Medicines, Inc. (the “Company”), who is currently on leave attending to family medical matters, and the Company mutually decided that Dr. Ravina will transition from his full-time position as Chief Medical Officer to a part-time role as strategic advisor to the Company on August 1, 2022.
In connection with Dr. Ravina’s transition and pursuant to the terms of a transition agreement (the “Transition Agreement”), Dr. Ravina is expected to receive (i) a cash payment equal to nine months of his current base salary, which will be paid in equal installments over the period ending May 1, 2023; (ii) continued time-based vesting of the unvested portions of Dr. Ravina’s outstanding equity awards during the period in which Dr. Ravina provides advisory services to the Company; and (iii) continued health insurance coverage (to the extent permitted under applicable law and the terms of the Company’s health insurance plan) during the period in which Dr. Ravina provides advisory services to the Company.
The foregoing description of the Transition Agreement is not complete and is qualified in its entirety by reference to the Transition Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Transition Agreement dated July 26, 2022, by and between Praxis Precision Medicines, Inc. and Bernard Ravina

104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXIS PRECISION MEDICINES, INC.

Date: July 26, 2022	By:	/s/ Marcio Souza
Marcio Souza
Chief Executive Officer